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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 20, 1995 included in Transcontinental Gas Pipe Line Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.


                                        ARTHUR ANDERSEN LLP

Houston, Texas
May 16, 1997